UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 29, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  0-22250                95-4431352
(State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)           File Number)         Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
               (Address of Principal Executive Offices, Zip Code)


                                 (661) 295-5600
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     3D Systems Corporation previously reported on June 30, 2003 in its Annual Report on Form 10-K, that the Securities and Exchange Commission had commenced an inquiry into matters pertaining to its historical revenue recognition practices. On October 20, 2003, 3D received a subpoena for documents from the SEC, stating that the agency is conducting a formal investigation of the Company. 3D intends to continue to cooperate fully with the SEC.

     Reference also is made to the press release of 3D, issued on October 20, 2003, entitled "EOS Complaint Against 3D Systems in Germany Dismissed as Without
Merit: EOS to Pay Litigation Costs" which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

     99.1 Press Release, dated October 20, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 21, 2003                 3D SYSTEMS CORPORATION



                                 /s/ Keith Kosco
                                 -----------------------------------------------
                                 By:    Keith Kosco
                                 Its:   General Counsel and Corporate Secretary

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                                  EXHIBIT INDEX

EXHIBITS

99.1           Press Release, dated October 20, 2003.